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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                         April 25, 2001 (April 23, 2001)
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                            LIFEPOINT HOSPITALS, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                   0-29818                   52-2165845
      -----------             ---------------           ----------------
     (State or Other          (Commission File          (I.R.S. Employer
      Jurisdiction of              Number)               Identification
      Incorporation)                                        Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                    ---------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (615) 372-8500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

                     None required

          (b)  Pro forma financial information.

                     None required

          (c)  Exhibits.

               99 Copy of press release issued by the Company on April 23, 2001.

ITEM 9.   REGULATION FD DISCLOSURE.

          LifePoint Hospitals, Inc. (the "Company") issued a press release on April 23, 2001 announcing its financial results for the quarter ended March 31, 2001. See the press release attached as Exhibit 99.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LIFEPOINT HOSPITALS, INC.


                                       By: /s/ William F. Carpenter III
                                           -------------------------------------
                                           William F. Carpenter III
                                           Senior Vice President and
                                           General Counsel




Date:  April 25, 2001





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